UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2007

                            Sovran Self Storage, Inc.
  ----------------------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter)

         Maryland                      1-13820               16-1194043
 (State or Other Jurisdiction        (Commission          (IRS Employer
         of Incorporation)           File Number)        Identification No.)

            6467 Main Street
             Buffalo, N.Y.                                          14221
    (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (716) 633-1850

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

On March 30, 2007, the Company issued a press release announcing the acquisition of twelve storage facilities in the first quarter of 2007. A copy of the press release issued in connection with the acquisitions is attached hereto as Exhibit
99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item
2.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, unless expressly set forth by specific reference in such document.


Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            99.1    Press Release dated March 30, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SOVRAN SELF STORAGE, INC.
                                              (Registrant)

Date:     April 3, 2007              By:      /s/ David L. Rogers
                                              ----------------------------------
                                                       David L. Rogers,
                                                       Chief Financial Officer

                                  Exhibit Index

Exhibit No.                                 Description
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Exhibit 99.1                                Press Release dated March 30, 2007